UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2026

BROOKFIELD REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street, 8th Floor
New York, New York
10281
(Zip code)
(Address of principal executive offices)

(212) 417-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

On August 20, 2026, Brookfield Real Estate Income Trust Inc. (the “Company”) issued equity securities that were not registered under the Securities Act of 1933, as amended (the “Securities Act”) to Brookfield REIT Adviser LLC (the “Adviser”), an affiliate of Brookfield Asset Management Ltd. (together with its affiliates, “Brookfield”). Pursuant to the advisory agreement by and among the Company, Brookfield REIT Operating Partnership L.P. and the Adviser, the Adviser is entitled to an annual management fee payable monthly in cash or shares of the Company’s Class E or Class I common stock, in each case at the Adviser’s election. For the month ended July 31, 2026, the Adviser elected to receive its management fees in Class I common shares and the Company issued 115,918 unregistered Class I common shares to the Adviser in satisfaction of the July 2026 management fee of $1,219,801. This issuance to the Adviser was made pursuant to Section 4(a)(2) of the Securities Act.

The Company sold Class C shares in a private offering to a feeder vehicle that offers interests in such feeder vehicle to non-U.S. persons. These shares were issued at the applicable NAV per share on the date the shares were sold. The offer and sale of Class C shares to the feeder vehicle was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation S thereunder.

Date of Unregistered Sale	Number of Class C Common Shares Issued to Feeder Vehicles	Consideration
August 3, 2026	24,886	$250,000

On August 20, 2026, the Company also issued unregistered Class I common shares pursuant to the Company’s distribution reinvestment plan to a feeder vehicle that offers interests in such feeder vehicle to non-U.S. persons. This issuance was made pursuant to Section 4(a)(2) of the Securities Act. The following table details the unregistered Class I common shares issued to the feeder vehicle during the month of August 2026.

Date of Unregistered Sale	Number of Class I Common Shares Issued to Feeder Vehicles	Consideration
August 20, 2026	6,517	$68,595

On August 20, 2026, the Company also issued unregistered Class I common shares pursuant to the Company’s distribution reinvestment plan to Brookfield and its affiliates. These issuances were made pursuant to Section 4(a)(2) of the Securities Act. The following table details the unregistered Class I common shares issued to Brookfield and its affiliates during the month of August 2026.

Date of Unregistered Sale	Number of Class I Common Shares Issued to Brookfield and its Affiliates	Consideration
August 20, 2026	124,331	$1,308,334

On August 3, 2026, the Company also sold Class E common shares to certain employees of Brookfield and its affiliates in one or more private offerings. These shares were issued at the applicable NAV per share on the date the shares were sold. The offer and sale of Class E common shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation D thereunder. On August 20, 2026, the Company also issued unregistered Class E common shares pursuant to the Company’s distribution reinvestment plan to Brookfield and its affiliates. These issuances were made pursuant to Section 4(a)(2) of the Securities Act. The following table details the unregistered Class E common shares issued to Brookfield and its affiliates during the month of August 2026.

Date of Unregistered Sale	Number of Class E Common Shares Issued to Brookfield and its Affiliates	Consideration
August 3, 2026	26,633	$280,000
August 20, 2026	19,551	$205,548

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2026
                            BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary